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                                                                    EXHIBIT 23.3

      [LETTER HEAD OF CAWLEY, GILLESPIE & ASSOCIATES, INC. APPEARS HERE]




                  CONSENT OF INDEPENDENT PETROLEUM ENGINEER




     We hereby grant consent to Bellwether Exploration Company for the reference to, or the inclusion of, our Reserve Reports for The Alabama Ferry North Unit for the fiscal years ended June 30, 1994 and 1993 in the Bellwether Exploration Company Form 10-K annual reports.



                                     /s/ Cawley, Gillespie & Associates, Inc.
                                         -----------------------------------
                                         CAWLEY, GILLESPIE & ASSOCIATES, INC.



FORTWORTH, TEXAS
September 14, 1995